UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust

(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7676

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Item 1. Reports to Stockholders.

(a)

Sound Enhanced Fixed Income ETF

Ticker: SDEF

Sound Equity Income ETF

Ticker: SDEI

Annual Report

November 30, 2022

This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Sound Income Strategies ETFs

Sound Income Strategies ETFs

1

The Sound Enhanced Fixed Income ETF (“SDEF” or the “Fund”)

Dear Shareholders,

Forecasting and managing securities is never an easy task, especially when moving to cash is not an option. After a bull market that lasted for more than a decade since the 2008-2009 crisis, this past year has been painful. We saw the most rapid increase in the Fed Funds rate since June 1980 - December 1980, when rates moved from 9.5% to 18%.

Higher rates, inflation, a broken supply chain, the Russian/Ukraine war, and China’s Covid lockdowns have all pushed us into, or soon to be, a domestic/global recession. There have only been five years out of the last 100 where U.S. Treasuries and the S&P 500 Index both finished in the red, and that is why pundits have started talking about the negatives of the famed 60/40 portfolio. The last bull market, from 2009-2021, was driven primarily by large revenue gains in information technology and the communication services sector, which itself was fueled by low inflation and a very low cost of capital. This, in turn, pushed equity analysts to apply high multiples to any firm that could show high growth rates in revenues or gross margins. The Covid-19 virus not only caused massive human casualties but turned out to be the death of the bull market, given the pandemic caused a global supply chain disruption, a rapid shift in demand from a service-based to a goods-based economy, and migration from large blue state cities to single-family homes in the burbs. So Covid-19 was the spark to ignite inflation which had been relatively dormant since the 1980s. This past year we have seen a rapid shift in demand back to services from goods.

For those of you that are new to the Fund, SDEF is an actively-managed portfolio of fixed-income and higher-yielding income-based securities. The primary goal of the Fund is to generate higher levels of current income with capital appreciation as a secondary focus. As with most value-focused investments, we have the burden of differentiating high-yielding securities between being a value investment versus a value trap. Investing only in traditional fixed-income securities such as government, agency, corporate, or municipal bonds would leave out many value or “valuable” asset classes such as business development companies (“BDCs”), real estate investment trusts (“REITs”), and preferred securities. Therefore, we have included these non-traditional, income-based asset classes in the Fund’s portfolio. Traditional or “core bond” portfolios are important, however, given the previous low-inflation environment over the past 20 years, until 2021, has forced income-based investors to look towards alternatives to increase yields over and above US Treasuries, Agency bonds, Mortgage Backed Securities, Municipal bonds, and even Investment Grade Corporate bonds.

This year has been the worst on record going back 40 years for bonds and the absolute worst ever for U.S. Treasuries. The Bloomberg U.S. Aggregate Bond Index suffered a -12.57% loss, the Bloomberg U.S. Universal Bond Index declined – 12.75%, the Bloomberg U.S. Treasury Index was down -12.45%, and SDEF was down -10.10% (NAV) (-10.24% Market) for the fiscal year ended November 30, 2022. There was no place to hide during 2022 and since The Fund’s mandate is to generate income, we could not have high cash balances, nor do we employ interest rate swaps or short securities. Given these constraints, our best option is to purchase quality companies, with strong management and collect our interest and dividends over time.

During the year, we picked up two new REITs: Alpine Income Properties Trust (PINE), which is a single-tenant commercial property trust, and Gaming & Leisure Properties Trust (GLPI), which owns and leases casinos and other entertainment facilities across the country. We did sell part of our position in the Plymouth Industrial REIT (PLYM), which focuses on managing single and multi-tenant distribution centers and warehouse properties in locations around the U.S., but still hold part of our position in the name. We also had a few securities called away from us: Commercial Metals & Mining was a high-yield bond that was called, and we replaced it with a Hilton Hotels bond, another high-yield name. United Rentals, Inc., an equipment rental company operating out of North America, was another bond we purchased for the Fund at a 6.69% yield. In the preferred security sector, our UMH-Properties preferred was called and we replaced it with Morgan Stanley preferred stocks. Overall, we continue to have a low turnover in the Fund, roughly 10%, and we do not expect the turnover to be much higher in 2023.

The Fed will likely continue to increase rates during Q1 of 2023, but there is a strong belief that we are at the tail end of this increasing cycle, and this presents a great opportunity to move the capital from our Sovereign Debt ETFs into domestic corporate bond names. However, we must keep in mind that we are facing two possible bear scenarios for next year. First, stagflation will continue if this supply-driven inflation cannot be corrected by domestic and global policymakers, and second, overly punitive Fed monetary policy can push us into a deep and prolonged recession, which can further negatively affect valuations in the Fund.

If, however, the Fed ends these rate increases in Q1 2023 and considers lowering rates again by the end of Q3 2023 we could see a nice tailwind in our income-based portfolio pushing values back up and helping to make up for the difficult 2022 period. Until then, we will look to add to our individual Investment Grade and High Yield Bond securities while rates stay high with the goal of increasing our income in the Fund.

SHAREHOLDER LETTER

Sound Income Strategies ETFs

2

Though the Fund is performing a little better than its given benchmark, we are disappointed with the Fund’s overall performance this past year. As we move through this late-stage business cycle and the Federal Reserve ends its inflation fight, we do believe the Fund will make up ground, performance-wise, this coming year and continue to produce solid income. We thank you for your patience and vote of confidence for being an investor in the Fund.

Regards,

Eric Lutton, CFA
Chief Investment Officer
Sound Income Strategies LLC

Investment advisory services offered through Sound Income Strategies, LLC, an SEC-registered investment advisory firm.

Must be preceded or accompanied by a prospectus.

SHAREHOLDER LETTER (Continued)

Sound Income Strategies ETFs

3

Investing involves risk, including the potential loss of principal. There is no guarantee that the Fund’s investment strategy will be successful. Shares may trade at a premium or discount to their NAV in the secondary market. The Fund is newer and has a limited operating history. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Fund; and there may be a limited number of market makers or other liquidity providers in the marketplace. Since the Fund is actively-managed it does not seek to replicate the performance of a specified index. Securities rated below investment grade are often referred to as high yield securities or “junk bonds.” Investments in lower rated corporate debt securities typically entail greater price volatility and principal and income risk. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

The Fund may, at times, hold illiquid securities. The Fund could lose money if it is unable to dispose of an illiquid investment at a time or price that is most beneficial to the Fund. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

The S&P 500® Index is an index of 500 large-capitalization companies selected by Standard & Poor’s Financial Services LLC.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Bloomberg U.S. Universal Bond Index is an unmanaged index comprising U.S. dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

Bloomberg U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change. Please see the Schedule of Investments for complete holdings.

SHAREHOLDER LETTER (Continued)

Sound Income Strategies ETFs

4

The Sound Equity Income ETF (“SDEI” or the “Fund”)

Dear Shareholders,

Thank you for choosing to invest in the Sound Equity Income ETF.

As required by the SEC, we would like to take a moment to recapitulate the Fund’s strategy. Then, we will discuss the fundamental elements and some of the stocks that led to our relatively strong performance this fiscal year ended November 30, 2022 versus the S&P 500 Total Return Index (“S&P 500”) and the Russell 1000 Value Index (“Russell 1000 Value”). This is the second year in a row when SDEI out-performed both of these indices.

While we do not regard either index as a representative benchmark for the Fund, on account of the structural differences between SDEI and these much larger portfolios, we do think they provide useful bases for comparison, in terms of relative yields, returns, and sector performances, as all three portfolios focus on large-capitalization, U.S.-listed stocks. Also, the Russell 1000 Value reflects a similar value-oriented investment discipline, albeit without the high yield emphasis, which provides some contrast, as does the S&P 500 with its much heavier tech concentration and growth bias. By looking at the behaviors of the three portfolios, we can get a sense if the investment regime (value versus growth), strategy (high dividend/ short duration) or stock selection led to our relatively good or bad performance.

As described in our prior letters, SDEI is a diversified, mid- and large-cap, value-oriented, U.S.-listed, common stock portfolio, whose key characteristics are that every stock must pay a dividend. The targeted portfolio yield, on a gross basis, must be at least 2.0X that of the S&P 500. The Fund’s portfolio is concentrated, holding 30 to 35 names, with a maximum weight of 6% in any one company. Unlike many other high yielding equity funds, SDEI does not invest in master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), tobacco companies, business development companies (“BDCs”), preferred stocks, or ETFs. It owns common stocks that pay qualified dividends, which are currently taxed at a lower rate than dividends or interest paid by MLPs, REITs, BDCs, preferred stocks or bonds.

Because high yielding stocks tend to be more mature, with less sales and earnings growth than the average stock in the market, they tend to trade at lower valuation multiples and appreciate less than the market cap weighted S&P 500 does. We seek to offset some, or all, of this performance drag by selecting companies that have a catalyst that could lead to above average income growth or stock price appreciation, such as a recovery from a temporary problem, a new product or management team, a recapitalization, or tightness in its end markets. Because such companies are hard to find, SDEI has a fairly concentrated portfolio. Also, because it generally takes a lot of time for companies to execute on their catalyst/transformations, the Fund should have a much lower turnover than most other funds.

In the fiscal year ended November 30, 2022, SDEI again recorded a positive return of 14.88% (NAV) (+14.51% Market) growth, after fees) that exceed the S&P 500 (-9.21%) and Russell 1000 Value (+2.40%) index returns. While SDEI’s relative performance was quite strong, its absolute performance was not as large as it might otherwise have been because there were six macro factors that greatly weighed on equity returns in 2022, as outlined below.

1)The shift in consumer behaviors away from goods and into more services due to the re-opening of the U.S. and global economies, following the Covid-19 pandemic policy shutdowns led to a decline in consumer goods sales year-over-year and surge in demand for services.

2)In 2020, the Covid shutdown policies bankrupted many production and distribution components in the global economy and delayed investments. These policies led to materials, component and finished goods shortages when the world reopened in 2021, which led to higher prices, and it displaced services workers to find other jobs, and elevated the cost to provide services, so services costs rose. The result was the hyper-inflation that pinched consumers real income and led workers to demand higher wages. It is unclear how long it will take before the “global supply chain” as these problems are collectively labeled, returns to normal.

3)With the election of more pro-Green and left-leaning officials in 2021, Governments in the U.S. and Europe intensified their wars on petrochemical-based energy sources on the belief that they are causing global warming. To discourage their use, the U.S. and others have raised the cost to produce and use fossil fuels via phase-out legislation and taxes which have led energy companies to reduce their investments, such that the world is not creating enough supply to meet demand. This condition is creating regional shortages, higher fuel, materials, general operating costs and enriching Russian and Middle Eastern suppliers. Thereby, these policies are contributing to global goods and services inflation, and empowering governments whose policies are generally anti-Western and anti-democratic in nature.

SHAREHOLDER LETTER (Continued)

Sound Income Strategies ETFs

5

4)In February 2022, Russia attacked and partially invaded its neighbor the Ukraine, which further exacerbated the global energy and inflation crises by cutting off significant parts of Europe’s natural gas supplies, and global mineral supplies and grain supplies. This war has not only added to global inflation, but reduced global travel and economic activities, while elevating the demand for munitions.

5)China’s position as a preferred, reliable, low-cost goods supplier to the U.S. and the Western world retreated in 2021 and 2022, and it is expected to continue to retreat as a result of Chinese Premier Xi Ping’s increasingly anti-Western, anti-business rhetoric and policies, and China’s production and supply issues, due to his draconian Zero Covid policies. Because China has become a less reliable business partner, which has exacerbated parts shortages, many Western companies have had to rebuild and resource their component supply chains, and re-domicile their production. These changes too will continue to raise the costs of goods and services in the West, which is pressuring company margins, and creating global tensions.

6)In response to the hyper-inflation that has resulted from all of the policies above, plus excessive government stimulus by the current and prior U.S. Administrations, the U.S. Federal Reserve began raising interest rates and pulling back on its quantitative easing polices in 2022. This war on inflation has led to the fastest short-term interest rate hikes in U.S. history. The effects of these policies have been a spike in home mortgage rates, which have temporarily collapsed the U.S. housing market, and reductions in most U.S. companies’ investment programs, which is reducing demand for materials and labor, and may result in global supply shortages lasting longer. Consequently, cyclical stocks and high growth stocks, which are valued large based on future income, have dropped materially.

These factors continue to weigh on the Fund’s portfolio , but there is light at the end of the tunnel because there is evidence that the rate of inflation is falling, and the U.S. Federal Reserve has lowered its tightening pace, even though more interest rate hikes are expected.

Using historical precedents of rate hikes, economic and business cycles as a guide, we expect the Federal Reserve to end its monetary tightening policies this year and the resulting economic contraction to be brief and shallow. If these macro forecasts play out as expected, U.S. economic growth will resume in the back half of 2023 and into 2024 and stock prices will likely rise six to nine months in advance of that progress, as they normally do. However, between now and when the all-clear, Fed is done, announcement is made, we expect more volatility, as company earnings estimates still need to come down and geo-political landscape remains uncertain at best.

Longer-term, we are concerned about the ballooning global budget deficits and the likelihood that income tax rates here and abroad will have to rise, while government expenditures retreat in order to prevent another global financial crisis. Since we cannot control or take advantage of this slowly developing risk, we are spending most of our time focused on trying to figure out if the Fund’s portfolio companies are doing the right things, and looking for better ideas, as best as we can.

As always, it is important to keep in mind that a portfolio of high yielding stocks has a significantly shorter mathematical duration than a portfolio of average or long duration growth stocks. In growth portfolios, where most of the value is based on an estimated discounted present value of cash flows projected to come in the future, changes in interest rates higher or lower, cause the value to change inversely, often in a dramatic fashion. Our lower duration portfolio is affected by changes in interest rates to a much lesser degree because more of its value is based on actual current cash flows being paid to investors today, in the form of dividends. Hence, in periods of rising interest rates, dividend paying value stocks like ours tend to outperform growth stocks and in periods of falling interest rates, long duration growth stocks tend to out-perform their value counterparts.

We have been fortunate in that we were able to outperform the broader index when rates fell and when they rose over the last two years, because we were able to find more stocks that were oversold than the effects of interest rates could account for alone.

In fiscal 2022, about two-thirds of the Fund’s positive NAV return was due to stock appreciation and one-third was due to the dividends, after fees. Clearly, not every stock was a winner, but there were a few large gainers, such as H&R Block, Valero Energy and Greif, Class B, that greatly boosted the Fund’s results, and a few real turkeys, like Hanesbrands, Newell Brands and Xerox that dragged on results. SDEI also benefited by a 1% goose, when First Horizon Bank got a takeover bid from Toronto Dominion at a 50% premium.

Thematically, the consumer stocks, like Hanesbrands and Newell were the biggest headwinds, as they were fundamentally affected by consumers pulling back on goods purchases and the stocks’ multiples contracted due to their relatively high balance sheet leverage, which will have to be refinanced down the road, now at higher rates. Xerox too got hit by debt refinance concerns, plus its CEO unexpectedly died, and the return to office demand catalyst that was expected has been slower in coming that we had hoped. In the case of HR Block, the stock was greatly over-sold coming into the period and the company exceeded expectations all year, which won it many followers and led to an 80% appreciation in the stock, at its peak. (Yes, we sold some.) Valero benefitted from a recovery in demand and margins, which led it to rise by ~50%, while Greif was able to not only exceed expectations, but it sold a long-time problematic business that lifted its fair value estimates by around 30%.

SHAREHOLDER LETTER (Continued)

Sound Income Strategies ETFs

6

Despite a few disappointments and happy surprises along the way, SDEI reported a very low portfolio turnover rate of 20% for the fiscal year ended November 30, 2022 and we expect this trend to continue. The low turnover is a result of our high yield, value with a catalyst strategy, which limits the number of suitable names, and also requires patience to see the benefits of those chosen. However, we do expect the turnover to gradually rise, as more names mature and need replacing.

Looking ahead, we expect growth stocks to get a boost in 2023, as investors look past peak interest rates and regain conviction in some of the secular growth companies, after expectations have reset. For our names, we expect the bunker areas, like healthcare, utilities and staples to outperform early in the year and the more cyclical names, such as financial services and consumer names to benefit later in the year. Consequently, we expect a lot of volatility and anticipate that there will be some portfolio changes as stocks that do not currently meet our high yield with a catalyst fall into range, and we reduce our safety net positions and take on a higher weight in more coiled springs. This is a shift in policy from last year, when we dialed down the Fund’s portfolio’s weighted average beta from 1.1 to 0.7.

With an internal yield of 4.5% versus 1.7% for the S&P 500 and a weighted average PE of 11.4 versus 17.5 for the S&P 500, the Fund’s portfolio remains attractively priced versus the broader market. So long as investors value high yield names and we can find companies that are fundamentally improving, we should continue to offer an attractive product to clients.

Thank you again for the trust that you have placed with us in choosing the Sound Equity Income ETF. We look forward to working with you again in 2023 and beyond.

Warm regards always,

Eric Beyrich, CFA, CFP
Portfolio Manager, Sound Equity Income ETF

Must be preceded or accompanied by a prospectus.

SHAREHOLDER LETTER (Continued)

Sound Income Strategies ETFs

7

Investing involves risk, including the potential loss of principal. There is no guarantee that the Fund’s investment strategy will be successful. Shares may trade at a premium or discount to their NAV in the secondary market. The Fund is newer and has a limited operating history. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Fund; and there may be a limited number of market makers or other liquidity providers in the marketplace. Since the Fund is actively-managed it does not seek to replicate the performance of a specified index. Equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.

The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Earnings growth is a measure of the increase in a company’s income.

Cash flow, or free cash flow, represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets.

Duration is a measure that helps approximate the degree of price sensitivity of a bond to changes in interest rates and is adjusted to account for the change in cash flows of the bond’s embedded option.

The weighted average beta is the beta of the stocks in a fund’s portfolio based on each stocks weighting in the portfolio. Beta is a measure of the volatility—or systematic risk—of a security or portfolio compared to the market as a whole.

The weighted average PE is the price/earnings ratios of the stocks in a fund’s portfolio based on each stocks weighting in the portfolio. The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

The S&P 500® Index is an index of 500 large-capitalization companies selected by Standard & Poor’s Financial Services LLC.

One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change. Please see the Schedule of Investments for complete holdings.

SHAREHOLDER LETTER (Continued)

8

Sound Enhanced Fixed Income ETF

PERFORMANCE SUMMARY (Unaudited)

Total Returns for the periods ended November 30, 2022:	1 Year	Since Inception (12/30/2020)	Ending Values (11/30/2022)
Sound Enhanced Fixed Income ETF - NAV	-10.10%	-2.04%	$9,613
Sound Enhanced Fixed Income ETF - Market	-10.24%	-2.07%	$9,607
Bloomberg U.S. Universal Bond Index	-12.75%	-7.33%	$8,642

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2020 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 916-9056. The Fund’s expense ratio as of the most recently filed prospectus is 1.89%.

9

Sound Equity Income ETF

9

PERFORMANCE SUMMARY (Unaudited)

Total Returns for the periods ended November 30, 2022:	1 Year	Since Inception (12/30/2020)	Ending Values (11/30/2022)
Sound Equity Income ETF - NAV	14.88%	20.79%	$14,366
Sound Equity Income ETF - Market	14.51%	20.69%	$14,342
S&P 500® Total Return Index	-9.21%	6.37%	$11,257

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2020 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 916-9056. The Fund’s expense ratio as of the most recently filed prospectus is 0.45%.

Sound Enhanced Fixed Income ETF

10

Sector/Security Type	% of Net Assets
Financial	55.3%
Exchange Traded Funds	10.0
Energy	8.4
Utilities	6.6
Communications	4.0
Consumer, Cyclical	3.9
Closed-End Funds	3.0
Industrial	2.2
Basic Materials	2.2
Consumer, Non-cyclical	2.0
Technology	1.8
Cash & Cash Equivalents(1)	0.6
Total	100.0%

(1)Represents cash, short-term investments and liabilites in excess of other assets.

Sound Equity Income ETF

PORTFOLIO ALLOCATION at November 30, 2022 (Unaudited)

Sector	% of Net Assets
Consumer, Non-cyclical	23.4%
Financial	17.8
Energy	15.9
Communications	10.8
Consumer, Cyclical	10.4
Basic Materials	5.8
Technology	5.5
Industrial	4.7
Utilities	4.4
Cash & Cash Equivalents(2)	1.3
Total	100.0%

(2)Represents cash, short-term investments and other assets in excess of liabilities.

PORTFOLIO ALLOCATION at November 30, 2022 (Unaudited)

Sound Enhanced Fixed Income ETF

11

The accompanying notes are an integral part of these financial statements.

	Shares	Value
Closed-End Funds - 3.0%
AllianceBernstein Global High Income Fund, Inc.	67,629	$687,111
Total Closed-End Funds
(Cost $798,120)		687,111

Common Stocks - 29.2%

Investment Companies - 14.9%
Ares Capital Corp. (1)	39,751	781,107
Golub Capital BDC, Inc.	47,754	668,556
PennantPark Floating Rate Capital Ltd.	63,336	732,164
Sixth Street Specialty Lending, Inc.	31,907	601,128
WhiteHorse Finance, Inc.	49,450	660,158
		3,443,113
Private Equity - 2.8%
Hercules Capital, Inc. (1)	46,270	655,183

Real Estate Investment Trusts (REITs) - 11.5%
Alpine Income Property Trust, Inc.	14,372	273,355
Brandywine Realty Trust	22,737	157,113
Gaming and Leisure Properties, Inc.	1,735	91,278
Global Medical REIT, Inc.	20,299	205,020
Global Net Lease, Inc.	15,530	210,121
Medical Properties Trust, Inc.	12,472	163,633
Omega Healthcare Investors, Inc.	7,156	216,684
Plymouth Industrial REIT, Inc.	14,707	304,435
Simon Property Group, Inc.	3,128	373,608
Spirit Realty Capital, Inc.	6,572	272,212
VICI Properties, Inc. (1)	11,511	393,676
		2,661,135
Total Common Stocks
(Cost $7,648,613)		6,759,431

	Principal Amount	Value
Corporate Bonds - 26.6%

Auto Parts & Equipment - 1.8%
American Axle & Manufacturing, Inc.
5.000%, 10/01/2029 (1)	$483,000	418,467

	Principal Amount	Value
Corporate Bonds - 26.6% (Continued)

Chemicals - 2.1%
Olin Corp.
5.125%, 09/15/2027	$529,000	$496,506

Commercial Services - 2.0%
United Rentals North America, Inc.
4.875%, 01/15/2028	493,000	471,210

Computers - 1.8%
Dell, Inc.
6.500%, 04/15/2038	408,000	404,850

Diversified Financial Services - 2.1%
Radian Group, Inc.
4.875%, 03/15/2027	529,000	480,587

Gas - 2.1%
National Fuel Gas Co.
4.750%, 09/01/2028	529,000	494,137

Lodging - 2.1%
Hilton Domestic Operating Co., Inc.
4.875%, 01/15/2030	522,000	483,779

Media - 2.0%
AMC Networks, Inc.
4.750%, 08/01/2025	530,000	470,357

Miscellaneous Manufacturers - 2.2%
Trinity Industries, Inc.
4.550%, 10/01/2024	529,000	509,797

Oil & Gas - 4.3%
Apache Corp.
5.100%, 09/01/2040	529,000	435,811
Murphy Oil Corp.
5.875%, 12/01/2027	582,000	562,714
		998,525
Pipelines - 4.1%
EQM Midstream Partners L.P.
5.500%, 07/15/2028	477,000	442,561
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
5.000%, 01/15/2028	529,000	501,748
		944,309
Total Corporate Bonds
(Cost $6,869,955)		6,172,524

SCHEDULE OF INVESTMENTS at November 30, 2022

Sound Enhanced Fixed Income ETF

12

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at November 30, 2022 (Continued)

	Shares	Value
Exchange Traded Funds - 10.0%
Invesco Emerging Markets Sovereign Debt ETF	27,613	$527,684
iShares 0-5 Year High Yield Corporate Bond ETF (1)	17,490	731,432
iShares J.P. Morgan EM High Yield Bond ETF (1)	17,119	604,472
VanEck Emerging Markets High Yield Bond ETF (1)	25,640	461,264
Total Exchange Traded Funds
(Cost $2,792,017)		2,324,852

Preferred Stocks - 30.6%

Banks - 15.6%
Associated Banc-Corp
5.625%, 09/15/2025 (2)	23,055	497,527
Bank of America Corp.
5.375%, 06/25/2024 (2)	24,274	545,194
JPMorgan Chase & Co.
6.000%, 03/01/2024 (2)	23,267	588,655
Morgan Stanley
4.875%, 01/15/2025 (2)	24,964	537,225
4.250%, 01/15/2027 (2)	24,212	436,785
Truist Financial Corp.
5.250%, 06/01/2025 (2)	23,851	528,299
Wells Fargo & Co.
4.700%, 12/15/2025 (2)	25,388	472,471
		3,606,156
Diversified Financial Services - 2.0%
Capital One Financial Corp.
4.800%, 06/01/2025 (2)	25,547	468,021

Electric - 4.5%
CMS Energy Corp.
5.875%, 03/01/2079	23,692	550,602
The Southern Co.
4.950%, 01/30/2080	24,169	492,806
		1,043,408
Insurance - 6.5%
AEGON Funding Co., LLC
5.100%, 12/15/2049	24,433	495,013
The Allstate Corp.
5.100%, 10/15/2024 (2)	23,744	516,194
MetLife, Inc.
4.750%, 03/15/2025 (2)	24,327	496,271
		1,507,478

	Shares	Value
Preferred Stocks - 30.6% (Continued)

Telecommunications - 2.0%
AT&T, Inc.
4.750%, 02/18/2025 (2)	24,646	$453,733

Total Preferred Stocks
(Cost $8,674,632)		7,078,796

Investments Purchased with Collateral from Securities Lending - 14.1%
Mount Vernon Liquid Assets Portfolio, LLC, 4.010% (3)	3,266,209	3,266,209
Total Investments Purchased with Collateral from Securities Lending
(Cost $3,266,209)		3,266,209

Total Investments in Securities - 113.5%
(Cost $30,049,546)		26,288,923
Liabilities In Excess Other Assets - (13.5)%		(3,119,040)
Total Net Assets - 100.0%		$23,169,883

(1)This security or a portion of this security was out on loan as of November 30, 2022. Total loaned had a value of $3,225,473 or 13.9% of net assets as of November 30, 2022. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Due to settlement of open trades, some of the positions on loan are not listed in the portfolio as of November 30, 2022.

(2)Perpetual call date security. Date shown is next call date.

(3)The rate shown is the annualized seven day effective yield as of November 30, 2022.

Sound Equity Income ETF

13

The accompanying notes are an integral part of these financial statements.

	Shares	Value
Common Stocks - 98.6%

Advertising - 4.6%
Omnicom Group, Inc.	13,192	$1,052,194

Apparel - 3.6%
Carter’s, Inc.	6,089	444,741
Hanesbrands, Inc.	56,243	377,953
		822,694
Banks - 6.2%
First Horizon Corp.	28,186	700,422
M&T Bank Corp.	4,187	711,874
		1,412,296
Chemicals - 5.8%
Dow, Inc.	8,333	424,733
LyondellBasell Industries NV	10,542	896,176
		1,320,909
Commercial Services - 3.5%
H&R Block, Inc.	18,177	794,517

Computers - 3.5%
International Business Machines Corp.	5,460	812,994

Cosmetics & Personal Care - 2.2%
Unilever PLC - ADR	9,877	497,603

Diversified Financial Services - 3.0%
Franklin Resources, Inc.	25,673	688,293

Electric - 4.4%
Edison International	4,574	304,903
Entergy Corp.	3,129	363,809
NorthWestern Corp.	5,714	333,754
		1,002,466
Healthcare - Products - 3.9%
Patterson Companies, Inc.	31,698	901,491

Housewares - 1.1%
Newell Brands, Inc.	19,432	252,033

Insurance - 5.4%
Principal Financial Group, Inc.	13,812	1,238,660

Office & Business Equipment - 1.9%
Xerox Holdings Corp.	27,384	446,633

	Principal Amount	Value
Common Stocks - 98.6% (Continued)

Oil & Gas - 8.5%
TotalEnergies SE - ADR	12,720	$793,983
Valero Energy Corp.	8,678	1,159,554
		1,953,537
Packaging & Containers - 4.7%
Greif, Inc. - Class B	14,351	1,078,334

Pharmaceuticals - 13.8%
AbbVie, Inc.	7,469	1,203,853
GSK PLC - ADR	18,871	652,748
Johnson & Johnson	2,890	514,420
Pfizer, Inc.	15,889	796,516
		3,167,537
Pipelines - 7.3%
Enbridge, Inc.	23,154	956,029
ONEOK, Inc.	10,907	729,896
		1,685,925
Retail - 5.7%
MSC Industrial Direct Co., Inc. - Class A	4,420	379,369
Walgreens Boots Alliance, Inc.	22,546	935,659
		1,315,028
Savings & Loans - 3.3%
New York Community Bancorp, Inc.	80,418	751,908

Telecommunications - 6.2%
AT&T, Inc.	33,814	651,934
Cisco Systems, Inc.	15,471	769,218
		1,421,152
Total Common Stocks
(Cost $21,129,422)		22,616,204

Short-Term Investments - 0.9%
Money Market Funds - 0.9%
First American Government Obligations Fund, Class X, 3.668% (1)	200,853	200,853
Total Short-Term Investments
(Cost $200,853)		200,853

Total Investments in Securities - 99.5%
(Cost $21,330,275)		22,817,057
Other Assets in Excess of Liabilities - 0.5%		105,030
Net Assets - 100.0%		$22,922,087

ADRAmerican Depositary Receipt.

(1)The rate quoted is the annualized seven-day effective yield as of November 30, 2022.

SCHEDULE OF INVESTMENTS at November 30, 2022

Sound Income Strategies ETFs

14

The accompanying notes are an integral part of these financial statements.

	Sound Enhanced Fixed Income ETF	Sound Equity Income ETF

Assets:
Investments in securities, at value (Note 2)(1)	$26,288,923	$22,817,057
Receivables:
Investment securities sold	24,941	—
Securities lending income, net (Note 8)	5,107	—
Dividends and interest	179,136	113,226
Total assets	26,498,107	22,930,283

Liabilities:
Collateral received for securities loaned (Note 8)	3,266,209	—
Payables:
Distributions	53,000	—
Management fees (Note 4)	9,015	8,196
Total liabilities	3,328,224	8,196
Net Assets	$23,169,883	$22,922,087

Components of Net Assets:
Paid-in capital	$26,962,613	$21,111,905
Total distributable (accumulated) earnings (losses)	(3,792,730)	1,810,182
Net assets	$23,169,883	$22,922,087

Net Asset Value (unlimited shares authorized):
Net assets	$23,169,883	$22,922,087
Shares of beneficial interest issued and outstanding	1,325,000	850,000
Net asset value	$17.49	$26.97

Cost of investments	$30,049,546	$21,330,275

(1)Includes loaned securities with a value of $3,225,473 and $-, respectively.

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2022

Sound Income Strategies ETFs

15

The accompanying notes are an integral part of these financial statements.

	Sound Enhanced Fixed Income ETF	Sound Equity Income ETF

Investment Income:
Dividend income (net of foreign withholding tax of $- and $23,541, respectively)	$1,006,618	$784,151
Interest income	230,047	2,338
Securities lending income	11,626	—
Total investment income, net	1,248,291	786,489

Expenses:
Management fees (Note 4)	104,720	80,681
Total expenses	104,720	80,681
Net investment income (loss)	1,143,571	705,808

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments and foreign currencies	(14,146)	196,840
Change in net unrealized appreciation/depreciation on investments and foreign currencies	(3,591,423)	1,549,514
Net realized and unrealized gain (loss) on investments	(3,605,569)	1,746,354
Net increase (decrease) in net assets resulting from operations	$(2,461,998)	$2,452,162

STATEMENTS OF OPERATIONS For the Year Ended November 30, 2022

Sound Enhanced Fixed Income ETF

16

The accompanying notes are an integral part of these financial statements.

	Year Ended November 30, 2022	Period Ended November 30, 2021(1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$1,143,571	$213,500
Net realized gain (loss) on investments	(14,146)	(17,961)
Change in net unrealized appreciation/depreciation on investments	(3,591,423)	(169,200)
Net increase (decrease) in net assets resulting from operations	(2,461,998)	26,339

Distributions to Shareholders:
Distributable earnings	(1,143,571)	(213,500)
Return of capital	(12,429)	(12,882)
Net distributions to shareholders	(1,156,000)	(226,382)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares(2)	13,440,822	13,547,102
Total increase (decrease) in net assets	9,822,824	13,347,059

Net Assets:
Beginning of year/period	13,347,059	—
End of year/period	$23,169,883	$13,347,059

(1)The Fund commenced operations on December 30, 2020. The information presented is from December 30, 2020 to November 30, 2021.

(2)Summary of share transactions is as follows:

	Year Ended November 30, 2022		Period Ended November 30, 2021(1)
	Shares	Value	Shares	Value
Shares sold	675,000	$13,439,548	650,000	$13,544,572
Shares redeemed	—	—	—	—
Variable fees	—	1,274	—	2,530
Net increase (decrease)	675,000	$13,440,822	650,000	$13,547,102

STATEMENT OF CHANGES IN NET ASSETS

Sound Equity Income ETF

17

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2022	Period Ended November 30, 2021(1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$705,808	$240,214
Net realized gain (loss) on investments and foreign currencies	196,840	17,040
Change in net unrealized appreciation/depreciation on investments and foreign currencies	1,549,514	(63,006)
Net increase (decrease) in net assets resulting from operations	2,452,162	194,248

Distributions to Shareholders:
Net distributions to shareholders	(613,850)	(222,378)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares(2)	8,933,370	12,178,535
Total increase (decrease) in net assets	10,771,682	12,150,405

Net Assets:
Beginning of year/period	12,150,405	—
End of year/period	$22,922,087	$12,150,405

(1)The Fund commenced operations on December 30, 2020. The information presented is from December 30, 2020 to November 30, 2021.

(2)Summary of share transactions is as follows:

	Year Ended November 30, 2022		Period Ended November 30, 2021(1)
	Shares	Value	Shares	Value
Shares sold	350,000	$8,933,370	500,000	$12,178,535
Shares redeemed	—	—	—	—
Net increase (decrease)	350,000	$8,933,370	500,000	$12,178,535

Sound Enhanced Fixed Income ETF

18

The accompanying notes are an integral part of these financial statements.

	Year Ended November 30, 2022	Period Ended November 30, 2021(1)

Net asset value, beginning of year/period	$20.53	$20.00

Income from Investment Operations:
Net investment income (loss)(2)	0.98	0.85
Net realized and unrealized gain (loss) on investments	(3.02)	0.53
Total from investment operations	(2.04)	1.38

Less Distributions:
From net investment income	(0.99)	(0.80)
From return of capital	(0.01)	(0.05)
Total distributions	(1.00)	(0.85)

Net asset value, end of year/period	$17.49	$20.53
Total return(3)(4)	(10.10)%	6.94%

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$23.2	$13.3
Portfolio turnover rate(3)	6%	6%
Ratio of expenses to average net assets(5)	0.49%	0.49%
Ratio of net investment income (loss) to average net assets(5)	5.35%	4.46%

(1)The Fund commenced operations on December 30, 2020. The information presented is from December 30, 2020 to November 30, 2021.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

Sound Equity Income ETF

19

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended November 30, 2022	Period Ended November 30, 2021(1)

Net asset value, beginning of year/period	$24.30	$20.00

Income from Investment Operations:
Net investment income (loss)(2)	1.01	0.86
Net realized and unrealized gain (loss) on investments	2.55	4.15
Total from investment operations	3.56	5.01

Less Distributions:
From net investment income	(0.89)	(0.71)
Total distributions	(0.89)	(0.71)

Net asset value, end of year/period	$26.97	$24.30
Total return(3)(4)	14.88%	25.05%

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$22.9	$12.2
Portfolio turnover rate(3)	20%	16%
Ratio of expenses to average net assets(5)	0.45%	0.45%
Ratio of net investment income (loss) to average net assets(5)	3.94%	3.78%

(1)The Fund commenced operations on December 30, 2020. The information presented is from December 30, 2020 to November 30, 2021.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

Sound Income Strategies ETFs

20

NOTE 1 – ORGANIZATION

The Sound Enhanced Fixed Income ETF and Sound Equity Income ETF (each, a “Fund,” and collectively, the “Funds”) are non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares is registered under the Securities Act of 1933, as amended. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on December 30, 2020.

The investment objective of the Sound Enhanced Fixed Income ETF is to seek current income while providing the opportunity for capital appreciation. The primary investment objective of the Sound Equity Income ETF is to generate current income via a dividend yield that is a least two times that of the S&P 500 Index. The Sound Equity Income ETF also seeks to capture long-term capital appreciation as a secondary objective.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Funds are open for business.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

Effective September 8, 2022, for securities for which quotations are not readily available, under Rule 2a-5 of the 1940 Act, a fair value will be determined by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Fund’s investment adviser, Toroso Investments, LLC (the “Adviser”), a Tidal Financial Group company, subject to oversight by the Trust’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a funds may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

NOTES TO FINANCIAL STATEMENTS November 30, 2022

Sound Income Strategies ETFs

21

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

Level 3 –Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2022:

	Sound Enhanced Fixed Income ETF
Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Closed-End Funds	$—	$687,111	$—	$—	$687,111
Common Stocks(1)	—	6,759,431	—	—	6,759,431
Corporate Bonds(1)	—	—	6,172,524	—	6,172,524
Exchange Traded Funds	—	2,324,852	—	—	2,324,852
Preferred Stocks(1)	—	7,078,796	—	—	7,078,796
Investments Purchased With Collateral From Securities Lending(2)	3,266,209	—	—	—	3,266,209
Total Investments in Securities	$3,266,209	$16,850,190	$6,172,524	$—	$26,288,923

	Sound Equity Income ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$22,616,204	$—	$—	$22,616,204
Short-Term Investments	200,853	—	—	200,853
Total Investments in Securities	$22,817,057	$—	$—	$22,817,057

(1)See Schedule of Investment for the industry breakout.

(2)Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and at least 98.2% of their net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

As of November 30, 2022, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

Sound Income Strategies ETFs

22

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

C.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Funds are declared and paid at least monthly. Distributions to shareholders from net realized gains on securities, if any, for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

G.Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

I.Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2022, there were no reclassifications made.

J.Recently Issued Accounting Pronouncements.

•In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Funds are currently evaluating the impact, if any, of these amendments on the financial statements.

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.BDC Risk (Sound Enhanced Fixed Income ETF Only). BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (“junk bonds”). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that the Fund may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s net asset value.

Sound Income Strategies ETFs

23

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

B.Credit Risk (Sound Enhanced Fixed Income ETF Only). Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

C.Equity Markets Risk (Sound Equity Income ETF Only). The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, or government controls.

D.Exchange-Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Cash Redemption Risk (Sound Enhanced Fixed Income ETF Only). The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate each Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by each Funds may trade on foreign exchanges that are closed when the Funds’ primary listing exchange is open, the Funds are likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

•Trading. Although shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of each Fund’s underlying portfolio holdings, which can be significantly less liquid than shares.

Sound Income Strategies ETFs

24

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

E.Fixed Income Risk (Sound Enhanced Fixed Income ETF Only). The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

F.High Yield Securities Risk (Sound Enhanced Fixed Income ETF Only). Securities rated below investment grade are often referred to as high yield securities or “junk bonds.” Investments in lower rated corporate debt securities typically entail greater price volatility and principal and income risk. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to obtain recovery.

G.Illiquid Securities Risk (Sound Enhanced Fixed Income ETF Only). The Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

H.Interest Rate Risk (Sound Enhanced Fixed Income ETF Only). The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

I.Market Capitalization Risk.

•Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

•Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

•Small-Capitalization Investing (Sound Enhanced Fixed Income ETF Only). The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or midcapitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

J.Non-Diversification Risk. Although the Funds intend to invest in a variety of securities and instruments, the Funds are considered to be non-diversified, which means that they may invest more of their assets in the securities of a single issuer or a smaller number of issuers than if they were diversified funds. As a result, the Funds may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than funds that invests more widely. This may increase each Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on each Fund’s performance.

K.Other Investment Companies Risk. The Funds will incur higher and duplicative expenses when they invest in ETFs and other investment companies. By investing in another investment company, the Funds become shareholders of that investment company and bear their proportionate share of the fees and expenses of the other investment company. There is also the risk that the Funds may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same

Sound Income Strategies ETFs

25

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

risks as those associated with the direct ownership of securities held by such investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.

L.Preferred Stocks Risk (Sound Enhanced Fixed Income ETF Only). Preferred stocks are subject to the risks of equity securities generally and also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stock, which may pay fixed or variable rates of return, generally pays dividends only after the company makes required payments to creditors, including vendors, depositors, counterparties, holders of its bonds and other fixed-income securities. As a result, the value of a company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock or convert it to common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

M.REIT Risk (Sound Enhanced Fixed Income ETF Only). A REIT is a company that owns or finances income-producing real estate. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

N.Value Investing Risk (Sound Equity Income ETF Only). The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market if they remain out of favor in the market or are not undervalued in the market.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and oversight of the Board. The Adviser provides oversight of Sound Income Strategies, LLC (the “Sub-Adviser”), the investment sub-adviser to the Funds, and review of the Sub-Adviser’s performance. The Adviser is also responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions subject to the supervision of the Board.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund as follows:

Fund	Management Fee
Sound Enhanced Fixed Income ETF	0.49%
Sound Equity Income ETF	0.45%

Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by each Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”). To the extent a Fund incurs Excluded Expenses, the Fund’s Total Annual Fund Operating Expenses will be greater than the Management Fee. The Management Fees incurred are paid monthly to the Adviser. Management Fees for the year ended November 30, 2022 are disclosed in the Statements of Operations.

Sound Income Strategies ETFs

26

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

Sound Income Strategies, LLC serves as the investment sub-adviser to the Funds, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Funds (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of each Fund’s portfolio, including determining the securities purchased and sold by the Funds, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated and paid monthly, at an annual rate of 0.02% of each Fund’s average daily net assets (the “Sub-Advisory Fee”). Under the Sub-Advisory Agreement, the Sub-Adviser has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Funds except for the Sub-Advisory Fee payable to the Sub-Adviser and Excluded Expenses. Such expenses incurred by the Funds and paid by the Sub-Adviser include fees charged by Tidal (defined below), which is the Funds’ administrator and an affiliate of the Adviser.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Funds’ administrator and, in that capacity, performs various administrative and management services for the Funds. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative and accounting services for the Funds. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian. The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Sound Enhanced Fixed Income ETF.

Foreside Fund Services, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser and Fund Services. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Funds.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2022, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were as follows:

Fund	Purchases	Sales
Sound Enhanced Fixed Income ETF	$4,481,709	$1,260,069
Sound Equity Income ETF	4,302,958	3,626,097

For the year ended November 30, 2022, there were no purchases or sales of long-term U.S. government securities.

For the year ended November 30, 2022, in-kind transactions associated with creations and redemptions for the Funds were as follows:

Fund	Purchases	Sales
Sound Enhanced Fixed Income ETF	$10,339,684	$—
Sound Equity Income ETF	8,175,914	—

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended November 30, 2022 was as follows:

Distributions paid from:	Sound Enhanced Fixed Income ETF	Sound Equity Income ETF
Ordinary income	$1,143,571	$613,850
Return of Capital	12,429	—
Total Distributions Paid	$1,156,000	$613,850

Sound Income Strategies ETFs

27

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

The tax character of distributions paid during the period ended November 30, 2021 was as follows:

Distributions paid from:	Sound Enhanced Fixed Income ETF	Sound Equity Income ETF
Ordinary income	$213,500	$222,378
Return of Capital	12,882	—
Total Distributions Paid	$226,382	$222,378

As of the year ended November 30, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Sound Enhanced Fixed Income ETF	Sound Equity Income ETF
Cost of investments(1)	$30,055,559	$21,352,546
Gross tax unrealized appreciation	221,906	3,059,047
Gross tax unrealized depreciation	(3,988,542)	(1,594,810)
Net tax unrealized appreciation (depreciation)	(3,766,636)	1,464,237
Undistributed ordinary income (loss)	—	220,141
Undistributed long-term capital gain (loss)	—	125,804
Total distributable earnings	—	345,945
Other accumulated gain (loss)	(26,094)	—
Total accumulated gain (loss)	$(3,792,730)	$1,810,182

(1)The difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

Net capital losses incurred after November 30 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year. As of November 30, 2022, the Funds had no late year losses. As of November 30, 2022, there were short-term and long-term capital loss carryovers of the following:

Fund	Short-Term	Long-Term
Sound Enhanced Fixed Income ETF	$19,192	$6,902
Sound Equity Income ETF	—	—

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Sound Enhanced Fixed Income ETF a credit facility pursuant to a Loan Agreement for temporary or extraordinary purposes. Credit facility details for the year ended November 30, 2022, are as follows:

Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of November 30, 2022	—
Average interest rate	—
Interest rate terms	Prime
Interest rate as of November 30, 2022	7.00%
Expiration date	June 28, 2023

Interest expense incurred for the year ended November 30, 2022 is disclosed in the Statements of Operations, if applicable. The credit facility is an uncommitted, senior secured 364-day umbrella line of credit used for the benefit of certain funds in the Trust.

NOTE 8 – SECURITIES LENDING

The Sound Enhanced Fixed Income ETF may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least the market

Sound Income Strategies ETFs

28

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

value of the securities loaned by the Sound Enhanced Fixed Income ETF. The Sound Enhanced Fixed Income ETF receives compensation in the form of fees and earned interest on the cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The Sound Enhanced Fixed Income ETF continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Sound Enhanced Fixed Income ETF. The Sound Enhanced Fixed Income ETF has the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of November 30, 2022, market value of the securities on loan and payable on collateral received for securities lending were as follows:

Market Value of Securities on Loan	Payable on Collateral Received	Percentage of Net Assets of Securities on Loan
$3,225,473	$3,266,209	13.9%

The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC, of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00. Although risk is mitigated by the collateral, the Sound Enhanced Fixed Income ETF could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Sound Enhanced Fixed Income ETF bears the risk of loss associated with the investment of cash collateral received.

During the year ended November 30, 2022, the Sound Enhanced Fixed Income ETF loaned securities that were collateralized by cash. The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC as listed in the Sound Enhanced Fixed Income ETF’s Schedule of Investments. Securities lending income is disclosed in the Sound Enhanced Fixed Income ETF’s Statement of Operations.

The Sound Enhanced Fixed Income ETF is not subject to a master netting agreement with respect to the Fund’s participation in securities lending; therefore, no additional disclosures regarding netting arrangements are required.

The Sound Equity Income ETF did not lend securities during the year ended November 30, 2022.

NOTE 9 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Sound Enhanced Fixed Income ETF is $500 and for the Sound Equity Income ETF is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units for the Sound Enhanced Fixed Income ETF of up to a maximum of 5% and for the Sound Equity Income ETF of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

Sound Income Strategies ETFs

29

NOTE 10 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

Sound Income Strategies ETFs

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Sound Enhanced Fixed Income ETF and
Sound Equity Income ETF and
The Board of Trustees of
Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sound Enhanced Fixed Income ETF and Sound Equity Income ETF (collectively the “Funds”), each a series of Tidal ETF Trust (the “Trust”), including the schedules of investments, as of November 30, 2022 and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period December 30, 2020 (commencement of operations) to November 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2022, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 26, 2023

Sound Income Strategies ETFs

31

EXPENSE EXAMPLES For the Six-Months Ended November 30, 2022

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees of the Funds. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from June 1, 2022 to November 30, 2022.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. The examples include, but are not limited to, unitary fees. However, the examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Funds’ shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Sound Enhanced Fixed Income ETF

	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During the Period June 1, 2022 – November 30, 2022(1)
Actual	$1,000.00	$974.30	$2.43
Hypothetical (5% annual return before expenses)	1,000.00	1,022.61	2.48

(1)The actual expenses are equal to the Fund’s annualized net expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six-month period).

Sound Equity Income ETF

	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During the Period June 1, 2022 – November 30, 2022(2)

Actual	$1,000.00	$1,003.20	$2.26
Hypothetical (5% annual return before expenses)	1,000.00	1,022.81	2.28

(2)The actual expenses are equal to the Fund’s annualized net expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six-month period).

Sound Income Strategies ETFs

32

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal ETF Trust (the “Trust”), on behalf of its series, the Sound Enhanced Fixed Income ETF and Sound Equity Income ETF (each, a “Fund,” and collectively, the “Funds”), has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Funds and to protect the Funds’ shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Toroso Investments, LLC, the Funds’ investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a Program Administrator Committee composed of certain Trust officers. The Program Administrator has also delegated certain responsibilities under the Program to the investment sub-adviser of the Funds; however, the Program Administrator remains responsible for the overall administration and operation of the Program. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On November 21, 2022, the Board reviewed the Program Administrator’s written annual report for the period October 1, 2021 through September 30, 2022 (the “Report”). The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of a Fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to a Fund, among other means. The Trust has engaged the services of ICE Data Services, a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that no material changes had been made to the Program during the review period. The Program Administrator determined that the Program is reasonably designed and operating effectively.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Sound Income Strategies ETFs

33

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016-2018).	36	None
Dusko Culafic c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012–2018).	36	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022), Executive Vice President - Head of Capital Markets & Corporate Development (since 2019), Advisor (2017-2019), Credijusto (financial technology company).	36	None
Interested Trustee and Executive Officer
Eric W. Falkeis (2) c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Interested Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	36

Trustee, Tidal ETF Trust II (1 series) (since 2022); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (25 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018).

Sound Income Strategies ETFs

34

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Daniel H. Carlson c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1955	Senior Vice President and AML Compliance Officer	Senior Vice President since 2022, Indefinite term; AML Compliance Officer since 2018, Indefinite term	Chief Financial Officer and Managing Member (since 2012), Chief Compliance Officer (since 2012), Toroso Investments, LLC.	Not Applicable	Not Applicable
Aaron J. Perkovich c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022

Fund Administration Manager, Tidal ETF Services LLC (since 2022); Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

				Not Applicable	Not Applicable
William H. Woolverton, Esq. c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1951	Chief Compliance Officer	Indefinite term; since 2021

Compliance Advisor, Toroso Investments, LLC (since 2022); Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, Cipperman Compliance Services, LLC (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Assistant Treasurer	Indefinite term; since 2022	Head of ETF Launches and Finance Director, Tidal ETF Services LLC (since 2019).	Not Applicable	Not Applicable
Cory R. Akers c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1978	Assistant Secretary	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable

(1)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

Sound Income Strategies ETFs

35

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVIED DEDUCTION (Unaudited)

For the year ended November 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Sound Enhanced Fixed Income ETF	38.52%
Sound Equity Income ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2022, was as follows:

Sound Enhanced Fixed Income ETF	38.28%
Sound Equity Income ETF	76.53%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended November 30, 2022, was as follows:

Sound Enhanced Fixed Income ETF	0.00%
Sound Equity Income ETF	3.70%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (833) 916-9056 or by accessing the Funds’ website at www.soundetfs.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available upon request without charge by calling (833) 916-9056 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ portfolio holdings are posted on the Funds’ website daily at www.soundetfs.com. The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling (833) 916-9056. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Funds trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Funds’ website at www.soundetfs.com.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (833) 916-9056. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.soundetfs.com.

ADDITIONAL INFORMATION

Investment Adviser

Toroso Investments, LLC

898 N. Broadway, Suite 2

Massapequa, New York 11758

Investment Sub-Adviser

Sound Income Strategies, LLC

500 West Cypress Creek Road, Suite 290

Fort Lauderdale, Florida 33309

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place 50 South 16th Street

Philadelphia, Pennsylvania 19102

Legal Counsel

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank N.A. Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Fund Administrator

Tidal ETF Services, LLC

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
Sound Enhanced Fixed Income ETF	SDEF	886364819
Sound Equity Income ETF	SDEI	886364793

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Sound Enhanced Fixed Income ETF

	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

Sound Equity Income ETF

	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 3, 2023

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	February 3, 2023

* Print the name and title of each signing officer under his or her signature.